UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 8, 2016

Búcha, Inc.
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

333-193725	27-2432263
(Commission File Number)	(IRS Employer Identification No.)

3625 Del Amo boulevard, Suite 385, Torrance, CA 90503
(Address of principal executive offices) (Zip Code)

(888) 240-9197
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 8, 2016, Brent Willis, Chief Executive Officer of Búcha, Inc. (formerly known as American Brewing Company, Inc.), (the "Company") delivered a presentation at the LD Micro Invitational conference in Los Angeles, California that included a written communication comprised of slides.  The slides from the presentation are attached hereto as Exhibit 99.1, and are hereby incorporated by reference solely for purposes of this Item 7.01 disclosure.

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

99.1	Presentation material from the LD Micro Summit, dated June 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 BÚCHA, INC.

Date: June 8, 2016	By:	/s/ Brent Willis
Brent Willis, Chief Executive Officer